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                              ING INVESTORS TRUST
                       ING AIM Mid Cap Growth Portfolio

                      Supplement dated December 15, 2005
to the Institutional Class Prospectus, Service Class Prospectus, Service 2 Class
    Prospectus, the Institutional Class, Service Class and Service 2 Class
     Statement of Additional Information ("SAI") and the Adviser Class SAI
                           each dated April 29, 2005

    On November 10, 2005, the shareholders of ING AIM Mid Cap Growth Portfolio approved the reorganization with and merger into ING FMR(SM) Diversified Mid Cap Portfolio. The reorganization was completed on December 3, 2005. Accordingly, ING AIM Mid Cap Growth Portfolio is no longer offering its shares. All references to ING AIM Mid Cap Growth Portfolio in the Prospectuses and SAIs are hereby deleted.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE